UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 14, 2013

SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

760 Hopmeadow Street, P.O. Box 248, Simsbury, CT	06070
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2013, the Annual Meeting of Shareholders of SBT Bancorp, Inc. (the “Corporation”) was held (the “Annual Meeting”).  A total of 684,330 of the Corporation’s shares were present or represented by proxy at the Annual Meeting.  The Corporation’s shareholders took the following actions:

Proposal #1 – Vote on the election of 4 persons, named in the Corporation’s proxy statement for the Annual Meeting, to serve as Class II directors of the Corporation for three year terms ending at the 2016 Annual Meeting of Shareholders.  The following is a list of Class II directors elected at the Annual Meeting with the number of votes “For” and “Withheld” as well as the number of abstentions and broker non-votes.

Name	For	Withheld	Abstentions	Broker Non-Votes

Martin J. Geitz	454,799	3,530	0	226,001

Gary R. Kevorkian	454,109	4,220	0	226,001

Jerry W. Long	429,953	28,376	0	226,001

George B. Odlum, Jr.	436,582	21,747	0	226,001

Proposal #2 – Vote on the non-binding advisory approval of the compensation of the named executive officers of the Corporation.  The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	402,386
Against	52,842
Abstentions	3,101
Broker Non-Votes	226,001

Proposal #3 – Vote on the non-binding advisory proposal regarding how frequently the Corporation should conduct a non-binding advisory vote to approve the compensation of the named executive officers of the Corporation.  The number of shares voted “For Every Year,” “For Every Two Years” and “For Every Three Years” on this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For Every Year	441,624
For Every Two Years	3,526
For Every Three Years	7,000
Abstentions	6,178
Broker Non-Votes	226,001

In accordance with the recommendation of the Corporation’s Board of Directors (the “Board”) and the voting results on this proposal, the Board has determined that the Corporation will initially hold an advisory vote on the compensation of the named executive officers of the Corporation every year.

Proposal #4 – Vote on the ratification of Shatswell, MacLeod & Co., P.C., certified public accountants, as independent auditors for the Corporation for the fiscal year ending December 31, 2013.  The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	681,457
Against	508
Abstentions	2,365
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

		By:	/s/ Martin J. Geitz
		Name:	Martin J. Geitz
		Title:	President and Chief Executive Officer

Dated:	May 16, 2013